                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         Global/International Fund, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                         Global/International Fund, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Income Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)**
Scudder Emerging Markets Income Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A(a)	22.95%	19.04%	15.80%	4.86%	8.95%
Class B(a)	22.25%	18.03%	14.87%	4.02%	8.07%
Class C(a)	22.27%	18.06%	14.90%	4.05%	8.10%
J.P. Morgan Emerging Markets Bond Index Plus++	21.59%	21.27%	12.38%	8.92%	11.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 9.18	$ 9.20	$ 9.20
10/31/02	$ 7.74	$ 7.76	$ 7.76
Distribution Information: Six Months: Income Dividends	$ .30	$ .27	$ .27
Latest Quarterly Income Dividend	$ .1441	$ .1272	$ .1278
SEC 30-day Yield+	5.91%	5.40%	5.36%
Current Annualized Distribution Rate+	6.28%	5.53%	5.56%

+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	22	of	48	45

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)**
[] Scudder Emerging Markets Income Fund - Class A(c) [] J.P. Morgan Emerging Markets Bond Index Plus++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)**
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A(c)	Growth of $10,000	$11,368	$14,831	$12,108	$21,260
	Average annual total return	13.68%	14.04%	3.90%	8.42%
Class B(c)	Growth of $10,000	$11,503	$14,958	$12,099	$20,640
	Average annual total return	15.03%	14.36%	3.89%	8.07%
Class C(c)	Growth of $10,000	$11,688	$15,018	$12,072	$20,483
	Average annual total return	16.88%	14.52%	3.84%	7.98%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$12,127	$14,194	$15,330	$26,160
	Average annual total return	21.27%	12.38%	8.92%	11.01%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* The Fund commenced operations on December 31, 1993.
** Returns and rankings during the life of fund period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns**
Scudder Emerging Markets Income Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class S	22.96%	19.22%	16.11%	5.14%	9.26%
J.P. Morgan Emerging Markets Bond Index Plus++	21.59%	21.27%	12.38%	8.92%	11.01%

Scudder Emerging Markets Income Fund	6-Month++	1-Year	Life of Class(a)
Class AARP	22.93%	19.34%	16.23%
J.P. Morgan Emerging Markets Bond Index Plus++	21.59%	21.27%	11.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 9.19	$ 9.18
10/31/02	$ 7.75	$ 7.74
Distribution Information: Six Months: Income Dividends	$ .31	$ .31
Latest Quarterly Income Dividend	$ .1500	$ .1500
SEC 30-day Yield+	6.44%	6.44%
Current Annualized Distribution Rate+	6.53%	6.54%

+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	48	41
3-Year	15	of	43	35
5-Year	27	of	35	75

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment**
[] Scudder Emerging Markets Income Fund - Class S [] J.P. Morgan Emerging Markets Bond Index Plus++

Yearly periods ended April 30

Comparative Results**
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$11,922	$15,654	$12,850	$22,839
	Average annual total return	19.22%	16.11%	5.14%	9.26%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$12,127	$14,194	$15,330	$26,160
	Average annual total return	21.27%	12.38%	8.92%	11.01%

Scudder Emerging Markets Income Fund		1-Year	Life of Class(a)
Class AARP	Growth of $10,000	$11,934	$14,726
	Average annual total return	19.34%	16.23%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$12,127	$13,176
	Average annual total return	21.27%	11.43%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* The Fund commenced operations on December 31, 1993.
** Returns and rankings during the life of class period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
++ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
a On October 2, 2000 the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Brett Diment, portfolio management team leader, discusses Scudder Emerging Markets Income Fund's strategy and the market environment for the six-month period ended April 30, 2003.

Q: How would you describe the fund's market environment over the past six months?

A: The environment for emerging markets was generally quite positive. Several of these markets benefited from positive economic and political developments, and from investors' increasing quest for higher yields than they could get in the United States. The biggest beneficiary of this trend - and the biggest gainer - was Brazil. Last fall, Brazil elected a new president, Luiz Inacio Lula da Silva (Lula). Since his election, Lula has pleasantly surprised investors with his political appointments and statements relating to economic stimulus and debt management. He is also pushing ahead with some long-needed reform measures. At the same time, Brazil has seen some positive developments on the trade side. Partly because of the weakness of the currency, Brazilian export growth has been strong, and the country has built up a significant trade surplus. Thus, its need to raise money through external markets has decreased dramatically, which means that the yields on Brazilian bonds declined. (Typically, when an entity issuing bonds needs to attract buyers, it will offer higher yields - or interest rates; conversely, when the entity's need to attract buyers is not as critical, as has recently been the case with Brazil, the yields don't need to be as attractive and will come down.) In accordance with the historical inverse relationship between bond yields and bond prices, as Brazilian debt yields declined, prices of Brazilian debt increased substantially. Other emerging markets rallied in tandem with Brazil.

At the same time, all emerging markets have benefited from US investors' search for higher yield relative to what is available from the domestic or other developed markets. With interest rates in the United States at near-record lows, yields on emerging-market investments have become much more attractive. This increased attention to, or demand for, emerging-markets debt has resulted in higher prices - and lower yields - for emerging-market bonds. (Keep in mind that even though yields on emerging-markets debt have declined relative to their previous levels, they are still more attractive than the yields on debt issued by more-developed markets; hence, the demand for these bonds remains healthy.)

Q: How did the fund perform over this period?

A: Scudder Emerging Markets Income Fund returned 22.95% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2003. The J.P. Morgan Emerging Markets Bond Index Plus returned 21.59% for the same period.1 The fund's SEC 30-day yield was 5.91% (Class A shares) as of April 30, 2003. (Please see pages 3 through 8 for the performance of other share classes.)

1 The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index that tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities, including Brady Bonds and Eurobonds. Index returns assume reinvested dividends and do not reflect fees or expenses; one cannot directly invest in an index.

Q: How did you achieve this return?

A: The main driver of outperformance was Brazil, where the fund's exposure was roughly four percentage points larger than that of the benchmark by the end of the six-month period. We also had relatively large positions in European markets, such as Bulgaria and Romania, as well as the Ukraine, all of which made positive contributions to performance. Our allocation to Russia was neutral to slightly overweight the benchmark, and since Russia's debt continues to be attractive, that was a positive for the fund. (Throughout this report we will be using phrases such as "neutral," "overweight" and "underweight." By neutral, we mean that the fund's weighting in a region, country or sector was roughly equal to the benchmark's weighting. By overweight, we mean that the fund has a heavier weighting in a region, country or sector than that of the benchmark. Conversely, an underweight means that the fund has a smaller weighting than that of the benchmark.)

Q: Where have you been increasing or decreasing the fund's positions?

A: We did have an overweight allocation in Venezuela, which actually hurt fund performance. Venezuela endured several demonstrations and strikes in an unsuccessful effort to remove President Hugo Chavez. He is still in office, but oil production was sharply reduced. In the short term, we think oil production will increase, but we are still concerned about political risk in the long term and have reduced our positions in Venezuela. Meanwhile, we have generally kept our exposure to Asia low, where we see little yield advantage over US Treasuries.2 Finally, late last year, we started to build our position in Argentina, where growth rose sharply over the past several months. Industrial production is up more than 20% from a year ago, inflation has slowed and the growth of tax revenues also has been strong. These factors led to strong performance for the currency, and for Argentine debt. Recently, we have also been investing in countries such as Mexico, where we feel the potential for price volatility is relatively small. We recognize that emerging markets in general have performed well, and while we still see some value, we're now trying to protect some of the gains we've already made.

2 When evaluating yield advantage, we compare the risk and reward of a particular security. In the case of Asian securities, there is not enough yield in excess of the US Treasury yield to warrant taking on the additional risk currently associated with Asian debt.

Q: You mentioned Asia. What impact do you think concerns over SARS (severe acute respiratory syndrome) might have on Asian markets, particularly China?

A: Clearly, SARS has had a negative impact on economic growth in China. Most analysts have subtracted about 1% from China's annual growth rate. But, that is a relatively small reduction off an already pretty robust estimate of 8% growth. The big question is: How long is this going to last? While Chinese authorities were late in addressing the issue, they have now taken a much more proactive stance. China is trying to follow some of the policies of countries such as Singapore, Vietnam and Hong Kong, which have been more successful in controlling the spread of SARS. At this time, we know so little about the disease that it is hard to know what impact it will have. Nevertheless, it has had an effect on confidence; people are not shopping or going outside as much and earnings from tourism have collapsed. We expect that SARS will have an impact on export orders if customers do not come to China to visit producers. Given that China has been an engine of growth for the world economy, this is not a positive development for either emerging markets or the industrialized world.

Q: What do you recommend that shareholders keep in mind in the months ahead?

A: The emerging-markets income asset class is presently favorable and there have been several reports in the media of positive economic developments all over the world. However, shareholders are no doubt acutely aware that the markets, while modestly improving, remain volatile and unpredictable. We would therefore like to remind shareholders that we do not indiscriminantly chase yield. Indeed, there is an intensive research process behind the purchase - and sale - of every security in the portfolio. To accomplish this research in a manner that we hope is superior to that of our competitors, we draw on our significant global resources as well as emerging-debt specialists in Singapore and Frankfurt. Our fixed-income team also includes specialists in emerging-market and high-yield debt, economics, credit quality and currencies, as well as emerging-market stock analysts. We also have the unique ability to enhance our research through access to the resources of our parent company (Deutsche Bank), which has analysts located in each market in which we invest. We collectively use all of these analytic resources to select debt securities that have what we believe to be high expected return and low downside risk, a combination that we believe offers the best value to our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Debt Obligations	96%	93%
Loan Participations	-	4%
Cash Equivalents	4%	3%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

Brazil	25%	19%
Russia	22%	27%
Bulgaria	8%	4%
United States	5%	5%
Mexico	5%	6%
Turkey	4%	2%
Romania	4%	3%
Argentina	4%	4%
Venezuela	4%	5%
Other	19%	25%
	100%	100%

Currency Exposure	4/30/03	10/31/02

United States	94%	94%
Euro	-	5%
Brazilian Reals	2%	-
Argentine Pesos	2%	-
South African Rands	2%	-
British Pounds	-	1%
	100%	100%

Average Life (Excludes Cash Equivalents)	4/30/03	10/31/02

0 < 3 years	5%	6%
3 < 5 years	12%	13%
5 < 10 years	22%	32%
10+ years	61%	49%
	100%	100%

Asset allocation, Geographical and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003

	Principal Amount ($)(c)	Value ($)

Bonds 92.6%
Argentina 3.7%
Republic of Argentina:
8.0%, 2/26/2008* EUR	1,000,000	302,938
Series FEB, 8.0%, 2/26/2008* EUR	420,000	131,447
9.75%, 9/19/2027*	3,300,000	924,446
Series LELI, 10.0%, 6/25/2007* GBP	1,898,000	715,199
Series BGL4, 11.0%, 10/9/2006*	1,400,000	399,000
11.375%, 3/15/2010*	2,900,000	848,250
Series BGL5, 11.375%, 1/30/2017*	1,300,000	386,317
11.75%, 4/7/2009*	6,390,000	1,757,250
11.75%, 6/15/2015*	1,580,000	466,418
12.375%, 2/21/2012*	1,100,000	332,750
		6,264,015
Brazil 23.2%
Banco Nacional de Desenvolvimiento Economico e Social, Floating Rate Bond, 20.369%**, 6/16/2008	5,600,000	5,572,000
Federative Republic of Brazil:
8.0%, 4/15/2014	10,559,333	9,305,413
8.875%, 4/15/2024	5,100,000	3,785,220
10.0%, 1/16/2007	1,400,000	1,371,160
10.125%, 5/15/2027	6,100,000	5,002,000
11.0%, 1/11/2012	900,000	870,750
11.0%, 8/17/2040	14,400,000	12,564,000
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.188%**, 4/15/2012	700,000	518,875
		38,989,418
Bulgaria 7.6%
Republic of Bulgaria, 8.25%, 1/15/2015	11,400,000	12,842,100
Colombia 3.0%
Republic of Colombia:
7.625%, 2/15/2007	1,300,000	1,326,000
8.625%, 4/1/2008	800,000	844,000
9.75%, 4/9/2011	1,215,430	1,355,205
10.5%, 7/9/2010	1,400,000	1,571,500
		5,096,705
Ecuador 1.5%
Republic of Ecuador, Step-up Coupon, 6.0%**, 8/15/2030	4,120,000	2,564,700
El Salvador 2.5%
Republic of El Salvador:
8.25%, 4/10/2032	2,100,000	2,149,039
8.25%, 4/10/2032	2,100,000	2,105,250
		4,254,289
Ivory Coast 1.0%
Ivory Coast:
Collateralized Discount Bond, Step-up Coupon, LIBOR plus .8125%, Series FRF, 2.0%, 3/29/2018* EUR	3,399,613	603,237
Collateralized Discount Bond, Step-up Coupon, LIBOR plus .8125%, Series YR20, 2.0%, 3/29/2018*	6,720,000	1,058,400
		1,661,637
Mexico 4.4%
United Mexican States:
7.5%, 3/8/2010 EUR	3,390,000	4,236,737
9.875%, 2/1/2010	2,400,000	3,057,600
Series A, Value Recovery Rights*	10,611,000	42,444
		7,336,781
Panama 1.6%
Republic of Panama, 8.875%, 9/30/2027	2,500,000	2,600,000
Peru 1.3%
Republic of Peru, 9.875%, 2/6/2015	1,900,000	2,132,750
Qatar 2.2%
State of Qatar, 9.75%, 6/15/2030	2,800,000	3,731,000
Romania 3.8%
Romania: 8.5%, 5/8/2012 EUR	4,470,000	5,670,852
10.625%, 6/27/2008 EUR	500,000	672,606
		6,343,458
Russia 20.3%
Russian Federation:
10.0%, 6/26/2007	6,800,000	8,151,500
11.0%, 7/24/2018	5,600,000	7,504,000
Step-up Coupon, 5.0%**, 3/31/2030	16,950,000	15,255,000
Russian Ministry of Finance, Series VI, 3.0%, 5/14/2006	3,400,000	3,267,400
		34,177,900
South Africa 2.0%
Republic of South Africa, Series R150, 12.0%, 2/28/2005 ZAR	24,000,000	3,350,084
Tunisia 0.5%
Banque Cent de Tunisie, Series E, 6.25%, 2/20/2013 EUR	700,000	798,074
Turkey 4.0%
Republic of Turkey, 11.875%, 1/15/2030	6,660,000	6,776,550
Ukraine 2.3%
Government of Ukraine: 10.0%, 3/15/2007 EUR	1,246,939	1,505,268
11.0%, 3/15/2007	2,128,033	2,378,076
		3,883,344
United States 4.4%
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	2,900,000	3,146,500
8.625%, 2/1/2022	3,780,000	4,195,800
		7,342,300
Venezuela 3.3%
Republic of Venezuela, 9.25%, 9/15/2027	8,350,000	5,452,550
Total Bonds (Cost $139,518,681)		155,597,655

	Shares	Value ($)

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $7,072,230)	7,072,230	7,072,230

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $146,590,911) (a)	96.8	162,669,885
Other Assets and Liabilities, Net	3.2	5,339,778
Net Assets	100.0	168,009,663

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of April 30, 2003.
(a) The cost for federal income tax purposes was $146,873,395. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $15,796,490. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,079,328 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $282,838.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Currency Abbreviations
EUR	Euro
GBP	British Pounds
ZAR	South African Rands

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003
Assets
Investments in securities, at value (cost $146,590,911)	$ 162,669,885
Foreign currency, at value (cost $123,314)	128,141
Receivable for investments sold	7,137,807
Interest receivable	3,411,356
Receivable for Fund shares sold	774,700
Unrealized appreciation on forward currency exchange contracts	1,183,512
Total assets	175,305,401
Liabilities
Due to custodian bank	367,720
Payable for investments purchased	6,243,191
Payable for Fund shares redeemed	38,217
Net unrealized depreciation on forward foreign currency exchange contracts	441,467
Accrued management fee	118,683
Other accrued expenses and payables	86,460
Total liabilities	7,295,738
Net assets, at value	$ 168,009,663
Net Assets
Net assets consist of: Undistributed net investment income	9,571
Net unrealized appreciation (depreciation) on: Investments	16,078,974
Foreign currency related transactions	777,101
Accumulated net realized gain (loss)	(96,638,938)
Paid-in capital	247,782,955
Net assets, at value	$ 168,009,663

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,939,407 / 647,178 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.18
Maximum offering price per share (100 / 95.5 of $9.18)	$ 9.61
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,769,827 / 301,024 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.20
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,637,720 / 395,366 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.20
Maximum offering price per share (100 / 99. of $9.20)	$ 9.29
Class AARP Net Asset Value, offering and redemption price per share ($13,914,208 / 1,513,887 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.19
Class S Net Asset Value, offering and redemption price per share ($141,748,501 / 15,433,233 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003
Investment Income
Income: Interest	$ 6,226,699
Expenses: Management fee	699,288
Administrative fee	455,545
Distribution service fees	14,873
Directors' fees and expenses	2,685
Other	3,501
Total expenses	1,175,892
Net investment income	5,050,807
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,399,524
Foreign currency related transactions	(1,045,595)
7,353,929
Net unrealized appreciation (depreciation) during the period on: Investments	16,580,591
Foreign currency related transactions	817,883
17,398,474
Net gain (loss) on investment transactions	24,752,403
Net increase (decrease) in net assets resulting from operations	$ 29,803,210

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003	Year Ended October 31, 2002
Operations: Net investment income	$ 5,050,807	$ 10,760,164
Net realized gain (loss) on investment transactions	7,353,929	8,304,035
Net unrealized appreciation (depreciation) on investment transactions during the period	17,398,474	(1,321,767)
Net increase (decrease) in net assets resulting from operations	29,803,210	17,742,432
Distributions to shareholders from: Net investment income: Class A	(73,864)	(117,345)
Class B	(32,574)	(18,326)
Class C	(53,709)	(3,853)
Class AARP	(382,023)	(661,053)
Class S	(4,685,345)	(10,890,199)
Fund share transactions: Proceeds from shares sold	33,709,731	43,182,183
Reinvestment of distributions	4,462,079	10,112,236
Cost of shares redeemed	(20,667,610)	(53,884,438)
Net increase (decrease) in net assets from Fund share transactions	17,504,200	(590,019)
Increase (decrease) in net assets	42,079,895	5,461,637
Net assets at beginning of period	125,929,768	120,468,131
Net assets at end of period (including undistributed net investment income of $9,571 and $186,279, respectively)	$ 168,009,663	$ 125,929,768

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.29	.63	.29
Net realized and unrealized gain (loss) on investment transactions	1.45	.45	(.72)
Total from investment operations	1.74	1.08	(.43)
Less distributions from: Net investment income	(.30)	(.69)	(.40)
Net asset value, end of period	$ 9.18	$ 7.74	$ 7.35
Total Return (%)[e]	22.95**	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.500		.012
Ratio of expenses (%)	1.91*	1.93	1.93*
Ratio of net investment income (%)	6.99*	8.01	10.25*
Portfolio turnover rate (%)	250*	734	685
[a] For the six months ended April 30, 2003.
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of sales of Class A shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.25	.57	.27
Net realized and unrealized gain (loss) on investment transactions	1.46	.45	(.71)
Total from investment operations	1.71	1.02	(.44)
Less distributions from: Net investment income	(.27)	(.63)	(.37)
Net asset value, end of period	$ 9.20	$ 7.76	$ 7.37
Total Return (%)[e]	22.25**	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.532		.004
Ratio of expenses (%)	2.73*	2.74	2.73*
Ratio of net investment income (%)	6.17*	7.20	9.45*
Portfolio turnover rate (%)	250*	734	685
[a] For the six months ended April 30, 2003.
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of sales of Class B shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.25	.57	.27
Net realized and unrealized gain (loss) on investment transactions	1.46	.45	(.71)
Total from investment operations	1.71	1.02	(.44)
Less distributions from: Net investment income	(.27)	(.63)	(.37)
Net asset value, end of period	$ 9.20	$ 7.76	$ 7.37
Total Return (%)[e]	22.27**	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.085		.001
Ratio of expenses (%)	2.71*	2.71	2.70*
Ratio of net investment income (%)	6.19*	7.23	9.48*
Portfolio turnover rate (%)	250*	734	685
[a] For the six months ended April 30, 2003.
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of sales of Class C shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.75	$ 7.37	$ 7.89	$ 8.01
Income (loss) from investment operations: Net investment income[d]	.30	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	1.45	.44	(.42)	(.17)
Total from investment operations	1.75	1.09	.42	(.12)
Less distributions from: Net investment income	(.31)	(.71)	(.94)	-
Net asset value, end of period	$ 9.19	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	22.93**	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	5.42
Ratio of expenses (%)	1.66*	1.66	1.67	1.65*
Ratio of net investment income (%)	7.24*	8.28	10.72	7.45*
Portfolio turnover rate (%)	250*	734	685	338
[a] For the six months ended April 30, 2003.
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.36	$ 7.89	$ 7.46	$ 7.04	$ 12.22
Income (loss) from investment operations: Net investment income[c]	.30	.65	.84	.83	.63	1.04
Net realized and unrealized gain (loss) on investment transactions	1.45	.44	(.42)	.31	.49	(3.71)
Total from investment operations	1.75	1.09	.42	1.14	1.12	(2.67)
Less distributions from: Net investment income	(.31)	(.71)	(.95)	(.71)	(.64)	(1.01)
Net realized gains on investment transactions	-	-	-	-	-	(1.50)
Tax return of capital	-	-	-	-	(.06)	-
Total distributions	(.31)	(.71)	(.95)	(.71)	(.70)	(2.51)
Net asset value, end of period	$ 9.18	$ 7.74	$ 7.36	$ 7.89	$ 7.46	$ 7.04
Total Return (%)	22.96**	15.41	5.40	15.32	16.70	(27.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142	116	116	139	192	214
Ratio of expenses before expense reductions (%)	1.66*	1.66	1.67	1.72[d]	1.75	1.56
Ratio of expenses after expense reductions (%)	1.66*	1.66	1.67	1.71[d]	1.75	1.56
Ratio of net investment income (%)	7.24*	8.28	10.72	10.50	8.82	9.97
Portfolio turnover rate (%)	250*	734	685	338	327	240
[a] For the six months ended April 30, 2003.
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward exchange contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $103,254,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($36,662,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 154,571
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (103,254,000)
Unrealized appreciation (depreciation) on investments	$ (1,240,810)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 11,690,776

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $183,902,968 and $164,983,178, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 6,436	$ 2,420
Class B	3,772	1,450
Class C	5,324	1,901
Class AARP	32,895	6,490
Class S	407,118	67,356
	$ 455,545	$ 79,617

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, directors and directors' counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 3,902	$ 1,502
Class C	5,704	2,037
	$ 9,606	$ 3,539

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 2,115	$ 882.22%
Class B	1,250	449.24%
Class C	1,902	645.25%
	$ 5,267	$ 1,976

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $2,000. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $766 and $4,969, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003 totaled $28,547 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. At April 30, 2003, the Fund did not own any loan participations or assignments.

G. Forward Foreign Currency Commitments

As of April 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	1,520,000	ARA	4,696,800	6/23/2003	$ 114,527
USD	1,480,000	ARA	4,602,800	6/23/2003	121,814
USD	550,000	ARA	1,736,625	7/17/2003	47,201
USD	3,080,000	BRL	10,967,880	6/11/2003	590,665
USD	550,000	BRL	1,956,900	6/11/2003	104,924
USD	1,872,000	BRL	6,310,512	7/15/2003	200,202
ZAR	12,340,000	USD	1,645,333	7/31/2003	4,179
					$ 1,183,512

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
BRL	6,469,126	USD	1,950,000	6/11/2003	$ (215,048)
GBP	400,000	USD	633,280	7/31/2003	(2,734)
EUR	12,225,000	USD	13,417,060	7/31/2003	(205,567)
USD	1,659,271	ZAR	12,340,000	7/31/2003	(18,118)
					$ (441,467)

Currency Abbreviations
ARA	Argentine Pesos	GBP	British Pounds
BRL	Brazilian Reals	USD	US Dollars
EUR	Euro	ZAR	South African Rands

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	785,199	$ 6,738,615	1,748,790	$ 13,379,761
Class B	254,267	2,191,192	112,424	896,545
Class C	479,542	4,045,669	17,359	139,341
Class AARP	620,789	5,279,757	1,042,089	8,299,263
Class S	1,806,979	15,454,498	2,590,586	20,467,273
		$ 33,709,731		$ 43,182,183
Shares issued to shareholders in reinvestment of distributions
Class A	8,617	$ 71,159	15,681	$ 114,546
Class B	2,173	18,224	1,278	9,671
Class C	1,935	15,851	395	3,032
Class AARP	37,603	310,251	70,199	535,657
Class S	491,984	4,046,594	1,234,142	9,449,330
		$ 4,462,079		$ 10,112,236
Shares redeemed
Class A	(211,250)	$ (1,744,072)	(1,701,547)	$ (12,933,818)
Class B	(23,944)	(203,941)	(45,710)	(360,417)
Class C	(97,115)	(810,243)	(6,886)	(56,625)
Class AARP	(217,113)	(1,820,737)	(669,581)	(5,193,659)
Class S	(1,908,980)	(16,088,617)	(4,511,203)	(35,339,919)
		$ (20,667,610)		$ (53,884,438)
Net increase (decrease)
Class A	582,566	$ 5,065,702	62,924	$ 560,489
Class B	232,496	2,005,475	67,992	545,799
Class C	384,362	3,251,277	10,868	85,748
Class AARP	441,279	3,769,271	442,707	3,641,261
Class S	389,983	3,412,475	(686,475)	(5,423,316)
		$ 17,504,200		$ (590,019)

Report of Independent Auditors

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 16, 2003	PricewaterhouseCoopers LLP

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SZEAX	378947-816
Class B	SZEBX	378947-790
Class C	SZECX	378947-782

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SEMKX	176
Class S	SCEMX	076

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -----------------------------